As filed with the Securities and Exchange Commission on May 29, 2008

Registration No. 333-144067

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NCO Group, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	7320	02-0786880
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

*SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS CONTINUED ON THE NEXT PAGE

Michael J. Barrist

President and Chief Executive Officer

NCO Group, Inc.

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with a copy to:

Francis E. Dehel, Esquire

Melissa Palat Murawsky, Esquire

Blank Rome LLP

One Logan Square

Philadelphia, Pennsylvania 19103-6998

(215) 569-5500

Facsimile: (215) 569-5555

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices
AC Financial Services, Inc.	Delaware	68-0623013	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

ALW Financial, Inc. f/k/a ALW Investment Company, Inc.	Delaware	20-5819309	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

AssetCare, Inc.	Georgia	20-4392053	5100 Peachtree Industrial Blvd. Norcross, GA 30071 1-800-220-2274

Compass International Services Corporation	Delaware	22-3540815	507 Prudential Road Horsham, PA 19044 1-800-220-2274

Compass Teleservices, Inc.	New Jersey	22-2744501	507 Prudential Road Horsham, PA 19044 1-800-220-2274

FCA Funding, Inc.	Delaware	23-2984383	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

FCA Leasing, Inc.	Delaware	51-0277275	507 Prudential Road Horsham, PA 19044 1-800-220-2274

JDR Holdings, Inc.	Delaware	22-3264150	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO ACI Holdings, Inc. f/k/a AssetCare, Inc.	Georgia	58-1893956	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Customer Management, Inc. f/k/a RMH Teleservices, Inc.	Pennsylvania	23-2250564	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Financial Systems, Inc.	Pennsylvania	23-1670927	507 Prudential Road Horsham, PA 19044 (215) 441-3000

NCO Funding, Inc.	Delaware	51-0378281	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Group International, Inc.	Delaware	05-0614768	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Holdings, Inc. f/k/a Management Adjustment Bureau Funding, Inc.	Delaware	23-2984387	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCO Portfolio Management, Inc. f/k/a NCPM Acquisition Corporation	Delaware	27-0084103	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices

NCO Support Services, LLC	Delaware	27-0105477	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCO Teleservices, Inc.	Pennsylvania	23-2878693	507 Prudential Road Horsham, PA 19044 1-800-220-2274

NCOCRM Funding, Inc.	Delaware	16-1696632	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274

NCOP I, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300747	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP II, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300743	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP III, Inc. d/b/a NCO Portfolio Management	Nevada	52-2300742	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP IV, Inc. d/b/a NCO Portfolio Management	Nevada	37-1431981	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP V, Inc. d/b/a NCO Portfolio Management	Nevada	22-3883319	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VI, Inc. d/b/a NCO Portfolio Management	Nevada	57-1192501	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VII, Inc. d/b/a NCO Portfolio Management	Nevada	35-2239667	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP VIII, LLC	Nevada	03-0578075	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP IX, LLC	Nevada	20-5995942	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Additional Registrant Guarantor’s Principal Executive Offices

NCOP Capital Resource, LLC	Nevada	None	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Financing, Inc.	Delaware	51-0407449	1201 Market Street Suite 800 Wilmington, DE 19801 1-800-220-2274

NCOP/Marlin, Inc.	Nevada	52-2352960	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Nevada Holdings, Inc.	Nevada	52-2300749	Hughes Center, Suite 170 3763 Howard Hughes Parkway, Las Vegas, NV 89109 1-800-220-2274

NCOP Services, Inc.	Maryland	52-2300752	1804 Washington Blvd, Dept 200 Baltimore, MD 21230 1-800-220-2274

RMH Teleservices Asia Pacific, Inc.	Delaware	32-0047775	507 Prudential Road Horsham, PA 19044 1-800-220-2274

The name, address, including zip code, and telephone number, including area code, of agent of service for each of the Additional Registrant Guarantors is:

Michael J. Barrist

c/o NCO Group, Inc.

507 Prudential Road

Horsham, Pennsylvania 19044

(215) 441-3000

with a copy to:

Francis E. Dehel, Esquire

Melissa Palat Murawsky, Esquire

Blank Rome LLP

One Logan Square

Philadelphia, Pennsylvania 19103-6998

(215) 569-5500

Facsimile: (215) 569-5555

DEREGISTRATION OF SECURITIES

The registrants are filing this Post-Effective Amendment No. 1 to deregister under this registration statement a certain amount of securities originally registered for issuance in an exchange offer pursuant to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) on June 26, 2007, as amended by Amendment No. 1 to the Registration Statement on Form S-4 filed with the SEC on July 13, 2007 (Registration No. 333-144067) (the “Registration Statement”). Pursuant to the Registration Statement, the registrants offered for exchange Floating Rate Senior Notes due 2013 (and related guarantees) and 11.875% Senior Subordinated Notes due 2014 (and related guarantees) (collectively, the “Outstanding Notes”) for like principal amount of $165,000,000 principal amount Floating Rate Senior Notes due 2013 (and related guarantees) and its $200,000,000 principal amount 11.875% Senior Subordinated Notes due 2014 (and related guarantees) (the “Exchange Offer”). The Exchange Offer was completed on August 23, 2007. In the Exchange Offer, $163,805,000 in aggregate principal amount of the Floating Rate Senior Notes due 2013 (and related guarantees) and $200,000,000 in aggregate principal amount of the 11.875% Senior Subordinated Notes due 2014 (and related guarantees) were validly tendered and not withdrawn pursuant to the Exchange Offer. The registrants are filing this Post-Effective Amendment No. 1 to deregister $1,195,000 in the aggregate principal amount of the Floating Rate Senior Notes due 2013 (and related guarantees), which were not exchanged in the Exchange Offer.

NCOP Strategic Partnership, Inc. is not listed as a guarantor and is not a registrant to this Post-Effective Amendment No. 1. Subsequent to the effective date of the Registration Statement, such entity was dissolved.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

24	Power of Attorney (incorporated by reference from the Registration Statement on Form S-1 (333-150885) filed with the SEC on May 13, 2008)

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO GROUP, INC.

By:	*
Name:	John R. Schwab
Title:	Executive Vice President, Finance and Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

* John R. Schwab	Executive Vice President, Finance and Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Austin Adams	Director

* Richard M. Cashin	Director

* David M. Cohen	Director

* Colin M. Farmer	Director

* Leo J. Pound	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

AC FINANCIAL SERVICES, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

Peter J. Winnington	Director

* Steven L. Winokur	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

ALW FINANCIAL, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President and Director (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

* Steven L. Winokur	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

ASSETCARE, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Joshua Gindin	President and Director (Principal Executive Officer)

* John R. Schwab	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

COMPASS INTERNATIONAL SERVICES CORPORATION

By:	*
Name:	Michael J. Barrist
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chief Executive Officer, President and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

COMPASS TELESERVICES, INC.

By:	*
Name: Title:	Michael J. Barrist Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chief Executive Officer, President and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

FCA FUNDING, INC.

By:	*
Name: Title:	William C. Fischer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

* Steven L. Winokur	Director

Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

FCA LEASING, INC.

By:	*
Name: Title:	Robert DiSante President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Robert DiSante	President and Director (Principal Executive Officer)

* Maria Albino	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Irving Shapiro	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

JDR HOLDINGS, INC.

By:	*
Name: Title:	Michael J. Barrist President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	President and Director (Principal Executive Officer)

* Steven L. Winokur	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO ACI HOLDINGS, INC.

By:	*
Name: Title:	Michael J. Barrist President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	President, Chief Executive Officer and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO CUSTOMER MANAGEMENT, INC.

By:	*
Name: Title:	Michael J. Barrist Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	President, Chief Executive Officer and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

* John R. Schwab	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO FINANCIAL SYSTEMS, INC.

By:	*
Name: Title:	Michael J. Barrist President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chairman and President (Principal Executive Officer)

* John R. Schwab	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

* Steven L. Winokur	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO FUNDING, INC.

By:	*
Name: Title:	William C. Fischer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

* Steven L. Winokur	Director

Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO GROUP INTERNATIONAL, INC.

By:	*
Name: Title:	William C. Fischer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer

* John R. Schwab	Director

* Steven L. Winokur	Director

Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO HOLDINGS, INC.

By:	*
Name: Title:	William C. Fischer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer

* John R. Schwab	Director

* Steven L. Winokur	Director

Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO PORTFOLIO MANAGEMENT, INC.

By:	*
Name: Title:	Richard J. Palmer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Richard J. Palmer	President and Director (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Steven L. Winokur	Director

Peter J. Winnington	Director

* Albert Zezulinski	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO SUPPORT SERVICES, LLC

By:	NCO FINANCIAL SYSTEMS, INC., its member

*
Name: Title:	Michael J. Barnst President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature		Title

NCO FINANCIAL SYSTEMS, INC.

By:	*	Member
Name:	Michael J. Barrist	(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Title:	President

By:	*
Name:	John R. Schwab

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCO TELESERVICES, INC.

By:	*
Name: Title:	Michael J. Barrist President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	President, Chief Executive Officer and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOCRM FUNDING, INC.

By:	*
Name: Title:	William C. Fischer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* William C. Fischer	President (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* John R. Schwab	Director

* Steven L. Winokur	Director

Peter J. Winnington	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP I, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP II, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP III, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP IV, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP V, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VI, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VII, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP VIII, LLC

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President and Chief Executive Officer (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCOP Nevada Holdings, Inc.

By:	*	Manager
Name:	Richard J. Palmer
Title:	Treasurer (CFO)

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP IX, LLC

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President and Chief Executive Officer (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCOP Nevada Holdings, Inc.

By:	*	Manager
Name:	Richard J. Palmer
Title:	Treasurer (CFO)

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP CAPITAL RESOURCE, LLC

By:	*
Name: Title:	Michael J. Barrist President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	President and Chief Executive Officer (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

NCO Group, Inc.

By:	*	Manager
Name:	Joshua Gindin
Title:	Executive Vice President, General Counsel and Secretary

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP FINANCING, INC.

By:	*
Name: Title:	Richard J. Palmer President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Richard J. Palmer	President and Director (Principal Executive Officer)

* Gail Ball	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

* Steven L. Winokur	Director

Peter J. Winnington	Director

* Albert Zezulinski	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP/MARLIN, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP NEVADA HOLDINGS, INC.

By:	*
Name: Title:	Albert Zezulinski President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Albert Zezulinski	President, Chief Executive Officer and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Candace R. Corra	Director

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

NCOP SERVICES, INC.

By:	*
Name: Title:	Michael J. Barrist President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chief Executive Officer, President, and Director (Principal Executive Officer)

* Richard J. Palmer	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

* Michael B. Meringolo	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 29th day of May, 2008.

RMH TELESERVICES ASIA PACIFIC, INC.

By:	*
Name: Title:	Michael J. Barrist President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 29, 2008.

Signature	Title

* Michael J. Barrist	Chief Executive Officer, President and Director (Principal Executive Officer)

* Steven L. Winokur	Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

* Joshua Gindin	Director

* John R. Schwab	Director

*By:	*
Name:	John R. Schwab, Attorney-in-fact

*Signature appears on page S-35

SIGNATURES

The undersigned, duly appointed agent and attorney-in-fact, has executed the foregoing signature pages on behalf of the foregoing Registrants and the directors and officers named therein, as of May 29, 2008.

By:	/s/ JOHN R. SCHWAB
John R. Schwab
Attorney-in-fact

EXHIBIT INDEX

24	Power of Attorney (incorporated by reference from the Registration Statement on Form S-1 (333-150885) filed with the SEC on May 13, 2008)

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